New Jersey Resources







FOCUSED

ON THE ENERGY FUTURE

First Quarter Fiscal 2018 Update

February 8, 2018

Forward-Looking Statements

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This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2018, forecasted contribution of business segments to fiscal 2018 NFE, future NJNG customer growth, future NJR capital expenditures and infrastructure investments, CEV's ITC-eligible projects and demand for residential solar, SREC prices and electricity sales future base rate cases, earnings and dividend growth, the impact of tax reform on NJR, the ability to close and successfully implement the Adelphia Gateway acquisition, as well as, the SRL and PennEast Pipeline projects.

The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, risks associated with our investments in clean energy projects, including the availability of regulatory and tax incentives, the availability of viable projects, our eligibility for ITCs and PTCs, the future market for SRECs and electricity prices, and operational risks related to projects in service; the ability to obtain governmental and regulatory approvals, land-use rights, electric grid connection (in the case of clean energy projects) and/or financing for the construction, development and operation of our unregulated energy investments and NJNG's infrastructure projects in a timely manner; risks associated with acquisitions and the related integration of acquired assets with our current operations; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's BGSS incentive programs, our Energy Services segment operations and on our risk management efforts; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are approved for recovery from customers through the regulatory process, including through future base rate case filings; the impact of a disallowance of recovery of environmental-related expenditures and other regulatory changes; the performance of our subsidiaries; operating risks incidental to handling, storing, transporting and providing customers with natural gas; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; the regulatory and pricing policies of federal and state regulatory agencies; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings; the results of legal or administrative proceedings with respect to claims, rates, environmental issues, gas cost prudence reviews and other matters; risks related to cyberattack or failure of information technology systems; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to our company; the ability to comply with current and future regulatory requirements; the impact of volatility in the equity and credit markets on our access to capital; the impact to the asset values and resulting higher costs and funding obligations of our pension and postemployment benefit plans as a result of potential downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, and liquidity in the wholesale energy trading market; accounting effects and other risks associated with hedging activities and use of derivatives contracts; the ability to optimize our physical assets; any potential need to record a valuation allowance for our deferred tax assets; changes to tax laws and regulations; weather and economic conditions; the ability to comply with debt covenants; demographic changes in NJR's service territory and their effect on NJR's customer growth; the impact of natural disasters, terrorist activities and other extreme events on our operations and customers; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; environmental-related and other uncertainties related to litigation or administrative proceedings; risks related to our employee workforce; and risks associated with the management of our joint ventures and partnerships, and investment in a master limited partnership. The aforementioned factors are detailed in the "Risk Factors" sections of our Form 10-K that we filed with the Securities and Exchange Commission (SEC) on November 21, 2017, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only, and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Financial Measures

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This presentation includes the non-GAAP measure, NFE and utility gross margin. As an indicator of the Company's operating performance, this measure should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.

NFE exclude unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expense are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes this non-GAAP measure is more reflective of the Company's business model, provides transparency to investors and enables period-to-period comparability of financial performance. In providing fiscal 2018 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Fiscal 2018 Off To A Strong Start

- Reported net financial earnings (NFE) of $1.56 per share; $0.47 per share in the first quarter of fiscal 2017
- Tax reform is positive for New Jersey Resources and our customers
- Fiscal 2018 NFE guidance raised to $2.55 to $2.65; from $1.75 to $1.85 per share
- Long-term annual growth rate adjusted to 6-8 percent; from 5-9 percent
- Energy Services made a significant contribution of $20.3 million in NFE this quarter, compared to $3.5 million in NFE in the first quarter of fiscal 2017
- Strong, steady growth at New Jersey Natural Gas, Clean Energy Ventures and Home Services
- Infrastructure investments are moving forward

** A reconciliation from NFE to net income can be found in the Appendix on **Slide 19.***

Pattern of Consistent, Long-Term NFE Growth

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$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Increase attributed to tax reform and Energy Services
6 – 8 percent compound annual growth
2013A
2014A
2015A
2016A
2017A
2018E
2019E
2020E
2021E
Previous
Lower Corporate Tax Rate
Change to FY2018 Guidance

Raising Fiscal 2018 NFE Guidance: $2.55- $2.65 Per Share

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Initial Guidance by Business Segment


55-65%
15-25%
1-3%
5-15%
5-10%

Revised Guidance by Business Segment and Tax Impact


35-45%
20-25%
5-10%
5-10%
20-30%
1-3%


NJNG
Midstream
Energy Services
Clean Energy Ventures
Home Services
Deferred Tax Revaluation

Annual Dividend Growth Goal of 6 to 8 Percent

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- 6.9 percent increase to current $1.09 annual rate approved on September 12, 2017
- 24th dividend increase in last 22 years
- Dividend payout ratio goal of 60 to 65 percent



Dividends and Payout
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dividends
70%
60%
50%
40%
30%
20%
10%
0%
Payout Ratio
$0.77
$0.81
$0.86
$0.92
$0.96
$1.02
$1.09*
2012
2013
2014
2015
2016
2017
2018E
Ind. Div Rate
Payout

Dividend Strategy Supported By NFE Growth

* *Dividend payout ratio based on midpoint of NFE guidance.*

Cold Weather Drives Natural Gas Delivery Record for NJNG

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4 of Top 10 delivery days for NJNG in fiscal 2018
Load (Dth)
760,000
740,000
720,000
700,000
680,000
660,000
640,000
620,000
600,000
580,000
NOAA Degree Days
58
56
54
52
50
48
46
44
1/6/2018 FY 18
2/15/2015 FY 15
1/5/2018 FY 18
1/7/2014 FY 14
12/31/2017 FY 18
1/20/2015 FY 15
2/19/2015 FY 15
2/13/2016 FY 16
1/1/2018 FY 18
2/5/2007 FY 07
Throughput

Price Volatility Drives Energy Services Results


Temperature (F) Departure from Normal
2017-12-24 to 2018-01-07
CA Market
Southwest Market
MidContinent Market
Chicago Market
Northeast Market
Appalachian Market
Southeast Market
Gulf Market
10
9
8
7
6
5
4
3
2
1
0
−1
−2
−3
−4
−5
−6
−7
−8
−9
−10
GrADS: IGES/COLA
2018−01−09−18:25

Three days in top ten coldest of all 2000's.

Ten Coldest Days of All 2000s		
#1	1/1/2018	47.4
#2	1/7/2014	46.8
#3	1/16/2009	45.1
#4	1/28/2014	45.0
#5	12/31/2017	43.9
#6	1/2/2018	43.7
#7	1/23/2003	43.4
#8	1/15/2009	43.3
#9	1/23/2014	43.1
#10	12/22/2008	43.0

US Population Weighted Heating Degree Days

Source: CommodityWx.com

PennEast Pipeline

- 20 percent ownership in 120-mile transmission pipeline connecting Marcellus supply to the Northeast
- Access to the lowest cost supply point in North America – benefits customers and local economies
- Approved by FERC on January 19, 2018

Next Steps

- Complete land surveys
- File NJDEP permits


Tennessee
Transco
PennEast Pipeline
Texas Eastern
Columbia
Algonquin
Millennium
Central Hudson
NYSE&G
Con Ed
Elizabethtown
Nat'l Grid
PSE&G
NJR
PECO
PGW
SJI
Delmarva
Columbia of PA
UGI


Lack of NatGas Pipelines Make NJ Pay More
January 1:
1,119%
Higher Cost in NJ
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$
12/23
12/24
12/25
12/26
12/27
12/28
12/29
12/30
12/31
1/1
1/2
Marcellus Pricing accessed by PennEast
Current NJ Pricing

Adelphia Gateway Project Update

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Recent Developments

- FERC filing made on January 15 seeking a Certificate of Public Convenience and Necessity

Project Overview

- Converts existing oil pipeline to natural gas
- Utilizes existing infrastructure, brownfield locations and rights of way
- Provides new natural gas supply to constrained markets through increased delivery connections
- Successful open season completed



Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden
Hunter
Martins Creek Station
MP 80.0
20-inch Mainline
Transco Meter Station
MP 70.0
Columbia Gas Meter Station
MP 60.0
MP 50.0
Quakertown Compressor Station
Quakertown Meter Station
TETCO Meter Station
MP 40.0
Skippack Meter Station
MP 30.0
MP 20.0
MP 10.0
Transco Meter Station
PECO Tilghman Meter Station
Delmarva/TETCO/ Columbia Meter Stations
Marcus Hook Compressor Station
Monroe Meter Station
Parkway Lateral
Tilghman Lateral
Legend

SREC Hedging Strategy Stabilizes Income

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Energy Year Production – Operational and Under Construction Facilities
Thousands of SRECs
300
250
200
150
100
50
0
226
213
265
230
267
129
EY18
EY19
EY20
Hedged
Unhedged Operational and Under Construction

	EY18	EY19	EY20
Pct. Hedged:	**93%**	**74%**	**48%**
Average Price:	**$215**	**$190**	**$184**
Current Price (FY):	**$231**	**$224**	**$200**

As of February 2, 2018; Source: InterContinental Exchange (ICE)

Impacts of Tax Reform on NJR

Income Statement	Earnings Impact	NFEPS Impact
NJNG net income	↔	+ $.01-$.02 (BGSS)
Non-regulated net income	↑	Annual + $.04-$.08
Revaluation of net deferred tax liabilities, non-regulated	↑	+ $.60 - $.65
Balance Sheet	**Balance Sheet Impact**	**Impact**
Net deferred tax liabilities	↓	Utility deferred tax liability moved to regulatory liability
Equity (Impact of one-time revaluation of non-reg deferred tax liabilities)	↑	+ $50M - $60M
Other	**Impact**	**Impact**
Tax appetite	↓	Marginal decrease – lower rate offset by exclusion of gas LDC from bonus dep.

Changes to Fiscal 2018 Guidance

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$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.75 - $1.85
$0.60 - $0.65
$0.30 - $0.40
($0.20 - $0.30)
$0.05 - $0.10
$2.55 - $2.65
Prior Fiscal 2018 Guidance
Estimate of Deferred Tax Revaluation
Energy Services
Opportunistic Tax Planning Actions
Lower Corporate Tax Rate
New Fiscal 2018 Guidance

Changes in NFE

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Segment Reporting
Millions
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$40.4
$3.8
$1.1
$5.8
$25.9
$0.7
$57.6
$135.3
Gross Margin Growth from New Customers and ITCs
AFUDC from PennEast
SREC Sales and Tax Adjustments
Increased Market Opportunities due to weather
December 31, 2016
NJNG
Midstream
CEV
Energy Services
HS/Other
Estimate of Deferred Tax Revaluation
December 31, 2017

NJR Sources and Uses of Capital

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Cash Flows
Millions
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
2018
2019E
2020E
Sources
Uses
Sources
Uses
Sources
Uses
LT Debt
Equity
CFFO
Capex
Dividends

Capital Plan Supports Infrastructure Investments, While Maintaining Strong Balance Sheet

Positive Outlook for Fiscal 2018

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- Fiscal 2018 NFE guidance range of $2.55 to $2.65 per share; long-term annual growth rate of 6-8 percent
- Tax reform will positively impact earnings and our customers who will save on their energy bills
- Higher expected NFE contribution from Energy Services of 20-30 percent driven by opportunities from extreme weather; 12 percent in fiscal 2017
- We expect continued, steady growth from our regulated businesses; NJNG and Midstream contribution to NFE of 40-55 percent
- Through 2021, we will invest nearly $500 million in solar
- Our three energy infrastructure projects will progress

New Jersey Resources







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ON THE ENERGY FUTURE

Appendix

Fiscal First Quarter 2018 Results

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NFE ($MM) Company	Three Months Ended December 31, 2017	2016	Variance
New Jersey Natural Gas	$34.1	$30.3	$3.8
Midstream	17.5	2.4	15.1
Subtotal	$51.6	$32.7	$18.9
Clean Energy Ventures	71.3	2.8	68.5
Energy Services	20.3	3.5	16.8
Home Services/Other	(7.9)	1.4	(9.3)
Total	**$135.3**	$40.4	$94.9
Per basic share	**$1.56**	$.47	$1.09

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A reconciliation of NFE for the three months ended December 31, 2017 and 2016 to net income is provided below:

(Thousands)	Three Months Ended December 31, 2017	2016
NEW JERSEY RESOURCES		
A reconciliation of net income, the closest GAAP financial measurement, to net financial earnings, is as follows:		
Net income	$ 123,699	$ 34,929
Add:		
Unrealized loss on derivative instruments and related transactions	34,855	28,302
Tax effect	(8,059)	(9,757)
Effects of economic hedging related to natural gas inventory	(25,387)	(17,939)
Tax effect	8,244	6,204
Net income to NFE tax adjustment	1,981	(1,356)
Net financial earnings	$ 135,333	$ 40,383
Weighted Average Shares Outstanding		
Basic	86,996	86,084
Diluted	87,347	86,855
A reconciliation of basic earnings per share, the closest GAAP financial measurement, to basic net financial earnings per share, is as follows:		
Basic earnings per share	$ 1.42	$ 0.41
Add:		
Unrealized loss on derivative instruments and related transactions	$ 0.40	$ 0.33
Tax effect	$ (0.09)	$ (0.11)
Effects of economic hedging related to natural gas inventory	$ (0.29)	$ (0.21)
Tax effect	$ 0.10	$ 0.07
Net income to NFE tax adjustment	$ 0.02	$ (0.02)
Basic NFE per share	$ 1.56	$ 0.47

Customer Growth Continues

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- **FY1Q 2018:**
  2,637 new customers added
  - 1,794 new construction
  - 843 conversions
- **FY2018-2020**: 60/40 new construction and conversion mix
- **Margin impact:** Residential customers contribute 70 percent of utility gross margin



Customer Additions
Customers
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1,866
2,637
9,126*
9,000
1Q 2017
1Q 1F2018
FY2017A
FY2018-2020E
New Construction
Conversions

26,000-28,000 New Customers Expected from Fiscal 2018-2020; A Growth Rate of 1.7 Percent

** Includes return of 934 Superstorm Sandy-affected customers, who had service reconnected in fiscal 2017. Fiscal 2017 represented the majority Sandy-affected "new" customers.*

Safety Acceleration and Facilities Enhancement Program (SAFE)


SAFEII Bare Steel Replacement Program
600
500
400
300
200
100
0
552
552
552
552
552
552
276
345
400
455
503
2015A
2016A
2017A
2018E
2019E
2020E
Miles Replaced
Amount in System

Five-year, $157.5 million program to eliminate unprotected bare steel pipe throughout our system

New Jersey Reinvestment in System Enhancement (NJ RISE)


SEASIDE PENINSULA


LONG BEACH ISLAND

Five-year, $102.5 million program consisting of six system hardening projects within NJNG's coastal communities approved in 2014

Over **$260 million** of BPU-approved infrastructure programs in place

Changes in NFE

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NFE Segment Showing with Impacts of Tax Reform
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
Millions
$40.4
$3.8
$15.1
$68.4
$16.8
-$9.2
$135.3
December 31, 2016
NJNG
Midstream
CEV
Energy Services
HS/Other
December 31, 2017

NJNG Capital Investment December 31, 2017 Update

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	CAPITAL INVESTMENT ($MM)		
	1Q	2018E	STATUS
NJNG			
Customer Growth	$9.8	$38.5	Added 2,637 customers in FY1Q2018; on target to add approximately 9,000 customers in FY2018
Maintenance	9.4	99.5	Capital spending on track to enhance system safety and reliability
Cost of Removal/Other	9.4	57.1	Capital spending on track to take replaced/retired pipe out of service
SAFE II	8.9	35.9	Replaced 10 miles of unprotected steel main and services in FY1Q2018
NJ RISE	1.4	28.2	Work to install a secondary natural gas distribution main in the northern section of the Seaside barrier island in Ocean County, New Jersey has begun, along with improving associated regulator stations.
Southern Reliability Link	1.0	132.0	Expected in service date of first quarter of fiscal 2019
Total NJNG	$39.9	$391.2	

CEV and Midstream Capital Investment December 31, 2017 Update

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	CAPITAL INVESTMENT ($MM)		
	1Q	2018E	STATUS
CEV			
Residential Solar	$5.9	$41.5	Due to colder weather in Q1, CEV added 191 new customers, compared with 314 during the same period in fiscal 2017
Commercial Solar Sale Leaseback	-	95.8	Two projects under construction
Total CEV*	**$5.9**	**$137.3**	
Midstream			
PennEast	**$7.2**	$36.9	FERC approval received on January 19, 2018
Adelphia Gateway	**-**	38.5	FERC filing made on January 15, 2018 seeking Certificate of Public Convenience and Necessity
Total Midstream	**$7.2**	**$75.4**	

** Based on projects qualifying for federal tax credits*

NJR Projected Cash Flows

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$MM	2018E	2019E	2020E
Cash Flow from Operations	$368.5	$309.4	$320.5
Uses of Funds			
Capital expenditures - NJNG/other	($391.2)	($236.9)	($197.9)
Capital expenditures - PennEast	(36.9)	(177.6)	(7.4)
Capital expenditures - CEV	(137.2)	(135.2)	(90.1)
Capital expenditures - Adelphia	(38.5)	(250.5)	0.0
Dividends	(94.1)	(102.1)	(110.0)
Total Uses of Funds	**($698.0)**	**($902.3)**	**($405.4)**
Financing Activities			
Common stock proceeds, net	$38.0	$153.0	$18.0
Debt proceeds/other*	291.5	439.9	66.9
Total Financing Activities	**$329.5**	**$592.9**	**$84.9**

As of December 31, 2017

** Includes sale leaseback and PennEast project finance.*

SREC Hedging Strategy Stabilizes Income

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Fiscal Year – Operational and Under Construction Facilities



300
250
200
150
100
50
0
Thousands of SRECs
241
224
268
197
267
129
FY18E
FY19E
FY20E
Hedged
Forecasted Sales

Percent Hedged:	**93%**	**74%**	**48%**
Average Price:	**$215**	**$190**	**$184**
Current Price (FY):	**$231**	**$224**	**$200**

As of February 2, 2018; Source: InterContinental Exchange (ICE)